UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TUCOWS INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Tucows, Inc.

Annual Meeting of Shareholders September 8, 2020 (1:00 PM Eastern)

This proxy is solicited by the Board of Directors

Elliot Noss and Davinder Singh, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if present, at the Annual Meeting of Stockholders of Tucows, Inc. to be held virtually on September 8, 2020 at 1:00 pm Eastern or at any postponement or adjournment thereof.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED JULY 24, 2020. BY SIGNING, DATING AND RETURNING THIS PROXY CARD, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES, INCLUDING ANY PROXY PREVIOUSLY GIVEN BY TELEPHONE OR INTERNET, TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

1.	To elect directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

	FOR	WITHHOLD		FOR	WITHHOLD
01. Allen Karp	☐	☐	05. Robin Chase	☐	☐
02. Rawleigh Ralls	☐	☐	06. Elliot Noss	☐	☐
03. Jeffrey Schwartz	☐	☐	07. Brad Burnham	☐	☐
04. Erez Gissin	☐	☐

2.	Approve the amended and restated 2006 Equity Compensation Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Approve, on an advisory basis, named executive officer compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Approve, on an advisory basis, the frequency of non-binding advisory votes on named executive officer compensation.

☐ 1 Year	☐ 2 Years	☐ 3 Years	☐ ABSTAIN

5.	To ratify the selection of the independent accounting firm for the fiscal year ending December 31, 2020.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature

Signature (Co-owner)

Dated:	, 2020

☐	Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend.

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT

This proxy, when properly executed and returned, will be voted in the manner directed herein. If this proxy is properly executed and returned without direction, this proxy will be voted in accordance with the Board of Directors’ recommendations and as the named proxies deem advisable on such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Voting Instructions are on Reverse.

Voting Instructions

You may vote your proxy in the following ways:

Via Internet:
Login to www.pstvote.com/tucows2020

Enter your control number (12 digit number located below)

Via Mail:

Philadelphia Stock Transfer, Inc.

2320 Haverford Rd., Suite 230

Ardmore, PA 19003

CONTROL NUMBER

<<Control#>>

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on September 7, 2020.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Shareholders of Tucows Inc. will be held virtually on September 8, 2020, at 1:00 PM. (Eastern Time).

To attend, please register by emailing the following information to AGM@tucows.com

If your shares are held with a Financial Institution (in Street name):

●	Full Name

●	Email address

●	Voting Control number included on the enclosed proxy card

●	Number of shares owned on record date being July 14, 2020

●	Name of Financial Institution where shares are held

●     Whether you wish to vote your shares at the Annual Meeting (please note that in order to vote at the Annual Meeting, you will be required to email a copy of your legal proxy to Angela Lamb at our Share Transfer Agent, Philadelphia Stock Transfer Inc., at alamb@philadelphiastocktransfer.com by 5:00 p.m. Eastern September 3, 2020).

If your shares are held directly in your name:

●	Full Name

●	Email address

●	Voting Control number included on the enclosed proxy card

●	You will be able to vote online at the start of our Annual Meeting. Online voting for shareholders of record will open at the start of our Annual Meeting and will remain open until polls close.

If you are not a shareholder, but wish to attend:

●	Full Name

●	Company Name

●	Email address

PROXY STATEMENT, 2019 ANNUAL REPORT TO SHAREHOLDERS, AND PROXY CARD ARE AVAILABLE AT:

http://www.pstvote.com/tucows2020

Dear Shareholder:

The Annual Meeting of Shareholders of Tucows, Inc., to be held virtually on September 8, 2020 at 1:00 pm (Eastern Time), has been called to consider and act upon the following matters:

1.	To elect seven directors, each to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.
2.	Approve the amended and restated 2006 Equity Compensation Plan.
3.	Approve, on an advisory basis, named executive officer compensation.
4.	Approve, on an advisory basis, the frequency of non-binding advisory votes on named executive officer compensation.
5.	To ratify the appointment of the independent accounting firm for the fiscal year ending December 31, 2020.
6.	To transact such other business as may properly be presented at the meeting.

Our Board of Directors recommends a vote “FOR” all director nominees, “FOR” Proposal 2, “FOR” Proposal 3, “3 YEARS” for Proposal 4, and “FOR” Proposal 5.

«Proxy #»	Control Number: «Control #»

Complete proxy materials, including the Proxy Statement, 2019 Annual Report to Shareholders, and proxy card, are available to you on-line at http://www.pstvote.com/tucows2020 or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote online, by mail or virtually following the instructions on the previous page. If you wish to vote online, you will need your “Shareholder Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on September 8, 2020:

(1)

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)	The Proxy Statement, 2019 Annual Report to Shareholders, and proxy card are available at http://www.pstvote.com/tucows2020.

(3)

If you want to receive a paper or e-mail copy of these documents for this Annual Meeting and future annual shareholder meetings, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 26, 2020 to facilitate timely delivery.

To request a paper or email copy of these documents, either:

Call our toll-free number – 866-223-0448; or

Visit our website at http://www.pstvote.com/tucows2020; or

Send us an email at info@philadelphiastocktransfer.com

Please clearly identify the documents you are requesting, our Company name, and your name along with the Shareholder Control Number located in the lower right hand corner of this notice and the name and address to which the materials should be mailed or emailed, as applicable.

By Order of the Board of Directors

«Proxy #»	Control Number: «Control #»